Exhibit 3.1
Certification of Incorporation of the Registrant

Certificate of Incorporation

1. Name of Corporation:	Value Consulting Corp.
2. Registered Agent Name and Street Address:	XL Corporate Service, Inc. 88 South “E” Street Virginia City, NV 89440
3. Shares:	100,000,000 Authorized with $0.0001 Par Value
4. Name and Address of Board of Directors/Trustees:	Brian Ramsey 1103 Calloway Court Howell, MI 48843 Don Quarterman 2691 Floral Valley Dr. Dacula, GA 30019
5. Purpose:	The purpose of this Corporation shall be a business consulting firm.
6. Name, Address and Signature of Incorporator:	Jamie K. Hastings 62 White Street New York, NY 10013
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation.
Authorized Signature of R.A. or On behalf of R.A. Company --- Date

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Filing Acknowledgement

November 29, 2005

Job Number	Corporation Number	
C20051129-1022	E0801272005-9	
Filing Description	**Document Filing Number**	**Date/Time of Filing**
Articles of Incorporation	20050577585-94	November 29, 2005 10:00:41 AM

Corporation Name	Resident Agent
VALUE CONSULTING CORP.	XL CORPORATE SERVICES, INC

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

BLUMBERGEXCELSIOR Fax:888-692-9256 Nov 29 2005 12:25 P.02

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
E0801272005-9
Document Number:
20050577585-94

Date Filed:
11/29/2005 10:00:41 AM
In the office of

Dean Heller
Secretary of State

Articles of Incorporation
(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Value Consulting Corp.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	XL Corporate Services, Inc. Name 88 South "E" Street, Virginia City, NEVADA 89440 Street Address / City / Zip Code Optional Mailing Address / City / State / Zip Code
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 100,000,000 Par value: $ 0.0001 Number of shares without par value:
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. Brien Ramsey Name 1103 Calloway Court, Howell, MI 48843 Street Address / City / State / Zip Code 2. Don Quarterman Name 2691 Floral Valley Dr., Dacula, GA 30019 Street Address / City / State / Zip Code 3. Name Street Address / City / State / Zip Code
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be: Business consulting firm
6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)	Jamie K. Hastings Name / Signature 62 White Street, New York, NY 10013 Address / City / State / Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. [signature] 11/29/05 Authorized Signature of R.A. or On Behalf of R.A. Company / Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 ARTICLES 2003
Revised on: 10/04/05

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **VALUE CONSULTING CORP.**, did on November 29, 2005, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on November 29, 2005.

DEAN HELLER
Secretary of State

By

Certification Clerk